EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of First Keystone Corporation (the “Corporation”) for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, J. Gerald Bazewicz, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

15.                    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

16.                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.

Date:	March 11, 2008	/s/ J. Gerald Bazewicz

J. Gerald Bazewicz
President and Chief Executive Officer